                                                   SCHEDULE 14A
                                      Information Required in Proxy Statement
                                                  (Rule 14a-101)
                                             SCHEDULE 14A INFORMATION
                            Proxy Statement Pursuant to Section 14(a) of the Securities
                                               Exchange Act of 1934
                                                 (Amendment No. )

Filed by the Registrant                                                /X/
Filed by a Party other than the Registrant                             /   /

Check the appropriate box:
/    /   Preliminary Proxy Statement
/   /    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ X /    Definitive Proxy Statement
/   /    Definitive Additional Materials
/   /    Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                                           CENTENNIAL AMERICA FUND, L.P.

                                 (Name of Registrant as Specified in its Charter)

                                                Philip T. Masterson

                                    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/  /     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2)
         or Schedule 14A.
/  /     $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/  /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3)      Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

/ /      Fee paid previously with preliminary materials.
/  /     Check box if any part of the fee is offset as provided by Exchange  Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.
(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:  Schedule 14A

(3)      Filing Party: Philip T. Masterson

(4)      Date Filed:  April 3, 2002

870_Sched14A-Def_0402.doc

                                              PROXY CARD PROXY CARD
                                          CENTENNIAL AMERICA FUND, L.P.

                      PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 10, 2002

The  undersigned,  revoking prior proxies,  hereby  appoints Robert Zack,  Brian Wixted,  Kathleen Ives, and Scott
Farrar, and each of them, as  attorneys-in-fact  and proxies of the undersigned,  with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special  Meeting of the  Shareholders of Centennial  America Fund, L.P. (the "Fund") to be held at 6803 South Tucson Way,  Englewood,  Colorado,  80112,
on May 10,  2002,  at 1:00 P.M.  Mountain  time,  or at any  adjournment  thereof,  upon the  election of Managing
General  Partners  described in the Notice of Meeting and accompanying  Proxy Statement,  which have been received by the undersigned.

This proxy is solicited on behalf of the Fund's Managing  General  Partners,  and the proposal (set for the on the reverse side of this proxy card) has been  proposed by the Managing  General  Partners.  When  properly  executed, this proxy will be voted as  indicated  on the reverse  side or "FOR" the election of all nominees if no choice is indicated.  The proxy will be voted in  accordance  with the proxy  holders' best judgment as to any other matters that may arise at the meeting.

      PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                                          CENTENNIAL AMERICA FUND, L.P.
                                          -----------------------------

1.       To elect Managing General Partners:

     01  James C. Swain             02  Richard F. Grabish        03  William L. Armstrong       04    Robert    G.
Avis     05  George C. Bowen            06  Edward L. Cameron
     07  Jon S. Fossel              08  Sam Freedman     09  F. William Marshall, Jr.

     If you do not wish your shares  voted "FOR" a  particular  nominee,  mark the "For All Except" box and write the nominee's number on the line provided below.  Your shares will be voted for the remaining nominee(s).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:
   FOR            AGAINST          FOR  ALL
    ALL                   ALL               EXCEPT

                                    1.

                                                                                                        12289_CAF

John V. Murphy
President                                                              Centennial America Fund, L.P.
                                                                       PO Box 5143
         Denver, CO 80217-5143
                                                                       800.525.9310

                                                                       April 10, 2002

Dear Centennial America Fund, L.P. Shareholder,

We have scheduled a shareholder meeting on May 10, 2002 for you to elect Managing General Partners for Centennial
America Fund.  Your ballot card and a detailed statement of the proposal are enclosed with this letter.

Your current Managing General Partners recommend a vote "for" the nominees for Managing General Partner.
Regardless of the number of shares you own, it is important that your shares be represented and voted. We urge you to consider this proposal carefully and make your vote count.

How do you vote?
----------------

To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the envelope today.
Remember, it can be expensive for the Fund--and ultimately for you as a shareholder--to remail ballots if not enough responses are received to conduct the meeting.

What is the proposal?
---------------------

o        Election of Managing General Partners.  You are being asked to consider and elect 11 nominees for
     Managing General Partners.  You will find detailed information on the nominees in the enclosed proxy statement.

Please read the enclosed proxy statement for complete details on the proposal.  Of course, if you have any questions, please contact your financial advisor, or call us at 1.800.525.9310 from within the United States, or at 1.303.768.3200 from outside the United States.  As always, we appreciate your continued confidence in
Centennial America Fund and look forward to serving you for many years to come.

                                                              Sincerely,

                                                              John V. Murphy signature

Enclosures

XP0870.002.0402

                                           CENTENNIAL AMERICA FUND, L.P.

                                    6803 South Tucson Way, Englewood, CO 80112

                      Notice Of Special Meeting Of Limited Partners, General Partners and the
                                       Managing General Partners To Be Held

                                                   May 10, 2002

To The Limited Partners and General Partners (collectively referred to as "shareholders") of Centennial America
Fund, L.P.:

Notice is hereby given that a Special Meeting of the shareholders (the "Meeting") of Centennial America Fund,
L.P. (the "Fund") will be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 1:00 P.M. Mountain time, on May 10, 2002.

During the Meeting, shareholders of the Fund will vote on the following proposals:

1.       To elect Managing General Partners; and

2.       To transact such other business as may properly come before the meeting, or any adjournments thereof.

Shareholders of record at the close of business on March 13, 2002 are entitled to vote at the meeting. The proposal to elect Managing General Partners is more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Managing
General Partners of the Fund recommend a vote to elect each of the nominees as Managing General Partner. WE URGE
YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Managing General Partners,

Robert G. Zack,
Secretary
April 10, 2002

                                     PLEASE RETURN YOUR PROXY BALLOT PROMPTLY.
                             YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

[870]

                                                        iii
                                                         i
                                                 TABLE OF CONTENTS

Proxy Statement                                                                                  Page

Questions and Answers
-

Proposal:                           To Elect Managing General Partners
-

Information About the Fund                                                                       -

Further Information About Voting and the Meeting
-

Other Matters                                                                                    -

                                           CENTENNIAL AMERICA FUND, L.P.

PROXY STATEMENT QUESTIONS AND ANSWERS

Q.       Who is Asking for My Vote?

A.       The Managing General Partners of Centennial America Fund, L.P. (the "Fund") have asked that you vote on one matter at the Special Meeting of Shareholders to be held on May 10, 2002.

Q.       Who is Eligible to Vote?

A.       Shareholders of record at the close of business on March 13, 2002 are entitled to vote at the Meeting or any adjournment of the Meeting. Shareholders are entitled to cast one vote per share for each matter presented at the Meeting. It is expected that the Notice of Meeting, proxy ballot and proxy statement will be mailed to shareholders of record on or about April 10, 2002.

Q.       On What Matters Am I Being Asked to Vote?

A.       You are being asked to vote on the following proposal:

                  To elect Managing General Partners.

Q.       How do the Managing General Partners Recommend that I Vote?

A.       The Managing General Partners recommend that you vote:

                  FOR election of all nominees as Managing General Partners.

         Q.       How Can I Vote?

A.       You can vote in two (2) different ways:

o        By mail, with the enclosed ballot
o        In person at the Meeting (if you are a record owner).

Q.       How Will My Vote Be Recorded?

A.       Proxy ballots that are properly signed, dated and received at or prior to the Meeting, or any adjournment thereof, will be voted as specified. If you specify a vote for the proposal, your proxy will be voted as indicated. If you sign and date the proxy ballot, but do not specify a vote, your shares will be voted in favor of the Managing General Partners' recommendation.

Q.       How Can I Revoke My Proxy?

A.       You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy ballot to the Fund that is received at or prior to the Meeting, or any adjournment thereof, or by attending the Meeting, or any adjournment thereof, and voting in person if you are a record owner.

Q.       How Can I Get More Information About the Fund?

                  Copies of the Fund's annual report dated December 31, 2001 have previously been mailed to
                  Shareholders. If you would like to have a copy of the Fund's most recent annual report sent to you free of charge, please call us toll-free within the United States at 1.800.525.9310, or at
                  1.303.768.3200 from outside the United States, or write to the Fund at Shareholder Services,
                  Inc., P.O. Box 5143, Denver Colorado 80217.

         Q.       Whom Do I Call If I Have Questions?

A.       Please call us toll-free within the United States at 1.800.525.9310, or at 1.303.768.3200 from outside the United States.

The proxy statement is designed to furnish shareholders with the information necessary to vote on the matters coming before the Meeting.  If you have any questions, please call us toll-free within the United States at
1.800.525.9310, or at 1.303.768.3200 from outside the United States.

                                                        10

                                           CENTENNIAL AMERICA FUND, L.P.

                                                  PROXY STATEMENT

                                          Special Meeting of Shareholders
                                             To Be Held May 10, 2002.

         This statement is furnished to the shareholders of Centennial America Fund, L.P. (the "Fund") in
connection with the solicitation by the Fund's Managing General Partners of proxies to be used at a special meeting of shareholders (the "Meeting") to be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 1:00
P.M. Mountain time, on May 10, 2002, or any adjournments thereof. It is expected that the mailing of this Proxy
Statement will be made on or about April 10, 2002.

                                  PROPOSAL: ELECTION OF MANAGING GENERAL PARTNERS

         At the Meeting, nine (9) Managing General Partners are to be elected.  If elected, the Managing General
Partners will serve indefinite terms until a special shareholder meeting is called for the purpose of voting for
Managing General Partners and until their successors are properly elected and qualified.  The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that, unless a proxy ballot instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted for the election of the nominees named below.

         As a limited partnership organized under the laws of Delaware, the Fund is not required and does not intend to hold annual shareholder meetings for the purpose of electing Managing General Partners.  As a result, if elected, the Managing General Partners will hold office until the next meeting of shareholders called for the purpose of electing Managing General Partners and until their successors are duly elected and shall have qualified.  If a nominee should be unable to accept election, serve his or her term or resign, the Managing
General Partners may, in their discretion, select another person to fill the vacant position.

         Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a
Managing General Partner or to take other action described in the Fund's Agreement of Limited Partnership.  Also,
if at any time, less than a majority of the Managing General Partners holding office has been elected by the shareholders, the Managing General Partners then in office will promptly call a shareholders' meeting for the purpose of electing Managing General Partners.

         Each of the nominees has consented to be named as such in this proxy statement and to serve as Managing
General Partner if elected.  Each of the nominees serves as a trustee or director of other funds in the
Oppenheimer/Centennial family of funds (referred to as "Board II Funds" in this proxy statement).

         The Fund's Managing General Partners and officers, their positions with the Fund and length of service in such positions as well as their principal occupations and business affiliations during the past five years are listed below. Each of the current Managing General Partners is an Independent Managing General Partner of the
Fund ("Independent Managing General Partner"), as defined in the Investment Company Act of 1940 ("1940 Act").
Each of the nominees (except for Mr. Grabish) will be an Independent Managing General Partner if elected. Mr.
Grabish will be an "Interested Managing General Partner" if elected by virtue of his positions with A.G. Edwards
& Sons, Inc. and its affiliates (as described in his biography below).1  All information is as of December 31,
2001.

Nominees for Independent Managing General Partners

-------------------------- ------------------------------------------------------------ ---------------- ----------------
                                                                                                            Aggregate
                                                                                                          Dollar Range
                                                                                         Dollar Range       of Shares
Name, Address,2 Age,                                                                       of Shares      Owned in the
Position(s) Held with      Principal Occupation(s) During Past 5 Years / Other           Owned in the    Board II Funds
Fund and Length of         Trusteeships/Directorships Held by Nominee / Number of         Fund (as of        (as of
Service (as applicable)3   Portfolios in Fund Complex Overseen by Nominee                  12/31/01)        12/31/01)
-------------------------- ------------------------------------------------------------ ---------------- ----------------
-------------------------- ------------------------------------------------------------ ---------------- ----------------
James C. Swain,            Formerly Vice Chairman of the Advisor (until January 2,      $1 -  $10,000     Over $100,000
Chairman, Chief
Executive Officer and      2002) and President and a director of Centennial Asset
Managing General           Management Corporation (the Fund's Distributor) (until
Partner, since 1990        1997). Oversees 41 portfolios in the OppenheimerFunds
Age: 68                    complex.
-------------------------- ------------------------------------------------------------ ---------------- ----------------
-------------------------- ------------------------------------------------------------ ---------------- ----------------
William L. Armstrong,      Chairman of the following private mortgage banking                None           $50,001-
Nominee                    companies: Cherry Creek Mortgage Company (since 1991),
Age: 65                    Centennial State Mortgage Company (since 1994), The El
                           Paso Mortgage Company (since 1993), Transland Financial
                           Services, Inc. (since 1997); Chairman of the following
                           private companies: Great Frontier Insurance (insurance
                           agency) (since 1995) and Ambassador Media Corporation
                           (since 1984); a director of the following public
                           companies: Storage Technology Corporation (computer
                           equipment company) (since 1991), Helmerich & Payne, Inc.
                           (oil and gas drilling/production company) (since 1992),                          $100,000
                           UNUMProvident (insurance company) (since 1991). Formerly
                           Director of International Family Entertainment (television channel) (1992 - 1997) and Natec Resources, Inc. (air
                           pollution control equipment and services company)
                           (1991-1995), Frontier Real Estate, Inc. (residential real
                           estate brokerage) (1994-1999), and Frontier Title (title
                           insurance agency) (1995-June 1999); a U.S. Senator
                           (January 1979-January 1991). Oversees 40 portfolios in the
                           OppenheimerFunds complex.
-------------------------- ------------------------------------------------------------ ---------------- ----------------
-------------------------- ------------------------------------------------------------ ---------------- ----------------
Robert G. Avis, Managing   Formerly Mr. Avis held the following positions: Director     $1 - $10,000      $1 - $10,000
General Partner since      and President of A.G. Edwards Capital, Inc. (General
1993                       Partner of private equity funds) (until February 2001);
Age: 70                    Chairman, President and Chief Executive Officer of A.G.
                           Edwards Capital, Inc. (until March 2000); Vice Chairman
                           and Director of A.G. Edwards, Inc. and Vice Chairman of
                           A.G. Edwards & Sons, Inc. (its brokerage company
                           subsidiary) (until March 1999); Chairman of A.G. Edwards
                           Trust Company and A.G.E. Asset Management (investment
                           advisor) (until March 1999); and a Director of A.G.
                           Edwards & Sons and A.G. Edwards Trust Company (until March
                           2000). Oversees 41 portfolios in the OppenheimerFunds
                           complex.
-------------------------- ------------------------------------------------------------ ---------------- ----------------
-------------------------- ------------------------------------------------------------ ---------------- ----------------
George C. Bowen, Nominee   Formerly (until April 1999) Mr. Bowen held the following          None         Over $100,000
Age: 65                    positions: Senior Vice President (from September 1987) and
                           Treasurer (from March 1985) of the Advisor; Vice President
                           (from June 1983) and Treasurer (since March 1985) of
                           OppenheimerFunds Distributor, Inc., the Fund's
                           Sub-Distributor; Senior Vice President (since February
                           1992), Treasurer (since July 1991) Assistant Secretary and a director (since December 1991) of the Advisor; Vice
                           President (since October 1989) and Treasurer (since April
                           1986) of HarbourView Asset Management Corporation an
                           investment advisory subsidiary of the Advisor; President,
                           Treasurer and a director of Centennial Capital Corporation
                           (June 1989 - January 1990), an investment advisory
                           subsidiary of the Advisor; Vice President and Treasurer
                           (since August 1978) and Secretary (since April 1981) of
                           Shareholder Services, Inc., a transfer agent subsidiary of the Advisor; Vice President, Treasurer and Secretary of
                           Shareholder Financial Services, Inc. (since November
                           1989), a transfer agent subsidiary of the Advisor;
                           Assistant Treasurer of Oppenheimer Acquisition Corp.
                           (since March 1998), the Advisor's parent corporation;
                           Treasurer of Oppenheimer Partnership Holdings, Inc. (since
                           November 1989), a holding company subsidiary of the
                           Advisor; Vice President and Treasurer of Oppenheimer Real
                           Asset Management, Inc. (since July 1996), an investment
                           advisory subsidiary of the Advisor; Chief Executive
                           Officer and director of MultiSource Services, Inc., a
                           broker-dealer subsidiary of the Advisor (since March
                           1996); Treasurer of OppenheimerFunds International Ltd.
                           and Oppenheimer Millennium Funds plc (since October 1997), offshore fund management subsidiaries of the Advisor.
                           Oversees 36 portfolios in the OppenheimerFunds complex.
-------------------------- ------------------------------------------------------------ ---------------- ----------------
-------------------------- ------------------------------------------------------------ ---------------- ----------------
Edward L. Cameron,         Director of Genetic ID, Inc. and its subsidiaries, a              None         Over $100,000
Nominee                    privately held biotech company (since March 2001); a
Age: 63                    member of The Life Guard of Mount Vernon, George
                           Washington's home (since June 2000).  Formerly a partner
                           with PricewaterhouseCoopers LLP (an accounting firm) (from
                           1974-1999) and Chairman, Price Waterhouse LLP Global
                           Investment Management Industry Services Group (from
                           1994-1998). Oversees 36 portfolios in the OppenheimerFunds complex.
-------------------------- ------------------------------------------------------------ ---------------- ----------------
-------------------------- ------------------------------------------------------------ ---------------- ----------------
Jon S. Fossel, Nominee     Chairman and Director of Rocky Mountain Elk Foundation, a
Age: 60                    not-for-profit foundation (since 1998); and a director of
                           P.R. Pharmaceuticals, a privately held company (since
                           October 1999). Formerly Mr. Fossel held the following
                           positions: Chairman and a director (until October 1996)
                           and President and Chief Executive Officer (until October          None         Over $100,000
                           1995) of the Advisor; President, Chief Executive Officer
                           and a director of Oppenheimer Acquisition Corp.,
                           Shareholder Services, Inc. and Shareholder Financial
                           Services, Inc. (until October 1995). Oversees 40
                           portfolios in the OppenheimerFunds complex.
-------------------------- ------------------------------------------------------------ ---------------- ----------------
-------------------------- ------------------------------------------------------------ ---------------- ----------------
Sam Freedman,              Formerly (until October 1994) Mr. Freedman held the
Managing General Partner   following positions: Chairman and Chief Executive Officer
since 1996 Age: 61         of OppenheimerFunds Services (from August 1980); Chairman,
                           Chief Executive Officer and a director of Shareholder
                           Services, Inc. (from August 1980); Chairman, Chief
                           Executive Officer and director of Shareholder Financial      $1 - $10,000      Over $100,000
                           Services, Inc. (from November 1989); Vice President and
                           director of Oppenheimer Acquisition Corp. (from October
                           1990) and a director of the Manager (from October 1990).
                           Oversees 41 portfolios in the OppenheimerFunds complex.
-------------------------- ------------------------------------------------------------ ---------------- ----------------
-------------------------- ------------------------------------------------------------ ---------------- ----------------
F. William Marshall,       Trustee (since 1996) of MassMutual Institutional Funds and        None         Over $100,000
Jr., Nominee               of MML Series Investment Fund (open-end investment
Age: 59                    companies). Formerly Chairman of SIS & Family Bank, F.S.B.
                           (formerly SIS Bank) (January 1999 - July 1999); President,
                           Chief Executive Officer and Director of SIS Bankcorp.,
                           Inc. and SIS Bank (formerly Springfield Institution for
                           Savings) (May 1993 - December 1998); Executive Vice
                           President of Peoples Heritage Financial Group, Inc.
                           (January 1999 - July 1999); Chairman and Chief Executive
                           Office of Bank of Ireland First Holdings, Inc. and First
                           New Hampshire Banks (June 1990 - May 1993). Oversees 36
                           portfolios in the OppenheimerFunds complex.
-------------------------- ------------------------------------------------------------ ---------------- ----------------

Nominee for Interested Managing General Partner

--------------------------- ------------------------------------------------------- --------------- -------------------
Name, Address,4 Age,        Principal Occupation(s) During Past 5 Years / Other      Dollar Range    Aggregate Dollar
                                                                                      of Shares      Range of Shares
Position(s) Held with                                                                Owned in the      Owned in the
Fund and Length of          Trusteeships/Directorships Held by Nominee / Number      Fund (as of      Board II Funds
Service)5                   of Portfolios in Fund Complex Overseen by Nominee         12/31/01)      (as of 12/31/01)
--------------------------- ------------------------------------------------------- --------------- -------------------
--------------------------- ------------------------------------------------------- --------------- -------------------
Richard F. Grabish,         Senior Vice President, Assistant Director of Sales           None       Over $100,000
Nominee                     and Marketing (since March 1997), and Manager of
Age: 53                     Private Client Services (since June 1985) for A.G.
                            Edwards & Sons, Inc. (broker/dealer and investment
                            firm). Chairman and Chief Executive Officer of A.G.
                            Edwards Trust Company (since March 2001); Director of
                            A.G. Edwards & Sons, Inc. (since March 1988).
                            Formerly President and Vice Chairman of A.G. Edwards
                            Trust Company (until March 1987). Oversees 5
                            portfolios in the OppenheimerFunds complex.
--------------------------- ------------------------------------------------------- --------------- -------------------

A.  General Information Regarding the Managing General Partners.

         The Fund is governed by Managing General Partners, who are responsible for protecting the interests of shareholders. The Managing General Partners meet periodically throughout the year to oversee the Fund's activities, review its performance and review the actions of OppenheimerFunds, Inc. the ("Advisor"), which is responsible for the Fund's day-to-day operations. Seven meetings of the Managing General Partners were held during the fiscal year ended December 31, 2001. Each of the incumbent Managing General Partners was present for at least 75% of the Managing General Partners meetings held and of all committees on which that Managing General
Partner served.

B.  Committees of the Managing General Partners.

         The Managing General Partners have appointed standing Audit and Review Committees comprised of
Independent Managing General Partners only.  Currently, the sole member of the Audit Committee is C. Howard Kast, who intends to resign as a Managing General Partner upon the election of the nominees and is therefore not standing for reelection. Edward L. Cameron will become the Chairman of the Audit Committee and F. William
Marshall will become a member of the Committee if elected by shareholders.

         The Audit Committee held six meetings during the fiscal year ended December 31, 2001.  The Audit
Committee furnishes the Managing General Partners with recommendations regarding the selection of the Fund's independent auditors. Other main functions of the Audit Committee include, but are not limited to: (i) reviewing the scope and results of audits and the audit fees charged; (ii) reviewing reports from the Fund's independent auditors regarding the Fund's internal accounting procedures and controls; and (iii) establishing a separate line of communication between the Fund's independent auditors and its Independent Managing General Partners.

         The Audit Committee's functions include selecting and nominating, for consideration by all of the
Managing General Partners, nominees for election as Independent Managing General Partners. The Audit Committee
may, but need not, consider the advise and recommendation of the Advisor and its affiliates in selecting nominees.  All of the Managing General Partners elect new Managing General Partners except for those instances when a shareholder vote is required.

         To date, the Committee has been able to identify from its own resources an ample number of qualified candidates.  Nonetheless, shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Audit Committee's consideration by mailing such information to the Committee in care of the Fund.  The Committee may consider such persons at such time as it meets to consider possible nominees.
The Committee, however, reserves sole discretion to determine the candidates to present to the Managing General
Partners and/or shareholders when it meets for the purpose considering potential nominees.

         Currently, the members of the Review Committee are Sam Freedman and Robert G. Avis. Jon S. Fossel will become the Chairman of the Review Committee and William L. Armstrong and George C. Bowen will become members of the Committee if elected by shareholders. The Review Committee held six meetings during the fiscal year ended
December 31, 2001.  Among other functions, the Review Committee reviews reports and makes recommendations to the
Managing General Partners concerning the fees paid to the Fund's transfer agent and the services provided to the
Fund by the transfer agent. The Review Committee also reviews the Fund's investment performance and policies and procedures adopted by the Fund to comply with the 1940 Act and other applicable law.

         Based on the Audit Committee's recommendation, the Managing General Partners of the Fund, including a majority of the Independent Managing General Partners, at a meeting held December 17, 2001, selected Deloitte &
Touche LLP ("Deloitte") as auditors of the Fund for the fiscal year beginning January 1, 2002.  Deloitte also serves as auditors for certain other funds for which the Advisor acts as investment advisor and provides certain auditing and non-auditing services for the Advisor and its subsidiaries.

         During the fiscal year ended December 31, 2001, Deloitte performed audit services for the Fund including the audit of the Fund's financial statements, review of the Fund's annual report and registration statement amendment, consultation on financial accounting and reporting matters and meetings with the Managing General
Partners.

         1.  Audit Fees.

     The aggregate fees billed by Deloitte for professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended December 31, 2001 were $5,000.

         2.  All Other Fees.

         There were no fees billed by Deloitte for services rendered to the Fund other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2001. The aggregate fees billed by
Deloitte for non-audit services rendered to the Fund's Advisor and its subsidiaries during the calendar year 2001 were $23,650. The Audit Committee of the Fund's Managing General Partners considered whether the provision of these non-audit services is compatible with maintaining Deloitte's independence with respect to the audit services it provides to the Fund.

         Representatives of Deloitte are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

C.  Additional Information Regarding Managing General Partners and Officers.

         The Fund's Independent Managing General Partners are paid a retainer plus a fixed fee for attending each meeting and are reimbursed for expenses incurred in connection with attending such meetings. Each Board II Fund for which they serve as a Managing General Partner, director or trustee pays a share of those expenses.

         Neither the officers of the Fund nor any Managing General Partner who is not an Independent Managing
General Partner receives any salary or fee from the Fund. The Managing General Partners of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended December 31, 2001. Although all of the nominees (except Mr. Grabish) who are not currently Managing General Partners of the Fund did not receive any compensation from the Fund for the periods shown, they are included in the chart below because they received compensation from other Board II Funds. Mr. Swain did not receive any compensation from any of the Board
II Funds (including the Fund) for the periods shown due to his former affiliation with the Advisor as described in his biography above. Mr. Swain has reported that he sold a residential property to Mr. Freedman on October 23,
2001 for $1.2 million.  An independent appraisal of the property supported the sale price.

         The compensation from all of the Board II Funds (including the Fund) represents compensation received as a Managing General Partner, director, trustee or member of a committee of the boards of those funds during the calendar year 2001.Compensation from the Fund is paid for services in the positions below their names.

  ----------------------------------------- ------------------------ ------------------------- ------------------------
  Name  of  Managing  General  Partner  or  Aggregate Compensation    Number of Funds which      Total Compensation
                                                                         Managing General         From All Board II
  Nominee and Other Fund  Position(s)  (as                              Partner or Nominee              Funds
  applicable)                                     from Fund6         Oversees as of 12/31/01         (41 Funds)7
  ----------------------------------------- ------------------------ ------------------------- ------------------------
  ----------------------------------------- ------------------------ ------------------------- ------------------------
  William L. Armstrong                                N/A                       40                     $78,865
  ----------------------------------------- ------------------------ ------------------------- ------------------------
  ----------------------------------------- ------------------------ ------------------------- ------------------------
  Robert G. Avis                                     $307                       41                     $79,452
     Review Committee Member
  ----------------------------------------- ------------------------ ------------------------- ------------------------
  ----------------------------------------- ------------------------ ------------------------- ------------------------
  George Bowen                                        N/A                       36                     $75,936
  ----------------------------------------- ------------------------ ------------------------- ------------------------
  ----------------------------------------- ------------------------ ------------------------- ------------------------
  Edward L. Cameron                                   N/A                       36                     $75,794
  ----------------------------------------- ------------------------ ------------------------- ------------------------
  ----------------------------------------- ------------------------ ------------------------- ------------------------
  Jon. S. Fossel                                      N/A                       40                     $84,177
  ----------------------------------------- ------------------------ ------------------------- ------------------------
  ----------------------------------------- ------------------------ ------------------------- ------------------------
  Sam Freedman                                       $323                       41                     $83,402
     Review Committee Member
  ----------------------------------------- ------------------------ ------------------------- ------------------------
  ----------------------------------------- ------------------------ ------------------------- ------------------------
  C. Howard Kast8                                    $338                       41                     $87,452
     Audit Committee Member
  ----------------------------------------- ------------------------ ------------------------- ------------------------
  ----------------------------------------- ------------------------ ------------------------- ------------------------
  Robert M. Kirchner8                                $307                       41                     $79,452
  ----------------------------------------- ------------------------ ------------------------- ------------------------
  ----------------------------------------- ------------------------ ------------------------- ------------------------
  F. William Marshall, Jr.                            N/A                       36                     $69,922
  ----------------------------------------- ------------------------ ------------------------- ------------------------
6.       For the Fund's fiscal year ended December 31, 2001. Aggregate compensation includes fees and deferred compensation, if any, accrued for a Managing General Partner.
7.       For the 2001 calendar year.
8.       Messrs. Kast and Kirchner intend to resign as Managing General Partners upon the election of the nominees and therefore are not standing for reelection.

         The Managing General Partners have adopted a Deferred Compensation Plan for Independent Managing General
Partners that enables Managing General Partners to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. As of December 31, 2001, none of the Managing General Partners elected to do so. Under the plan, the compensation deferred by a Managing General Partner is periodically adjusted as though an equivalent amount had been invested in shares of one or more funds in the OppenheimerFunds complex selected by the Managing General Partner. The amount paid to the Managing General Partner under the plan will be determined based upon the performance of the selected funds. Deferral of Managing General Partners' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Managing General Partner or to pay any particular amount of compensation to any Managing General Partner.

         Information is given below about the executive officers who are not Managing General Partners of the
Fund, including their business experience during the past five years. Messrs. Murphy, Zack, Weiss, Wixted,
Molleur and Farrar, and Mses. Feld, Ives and Wolf, respectively, hold the same offices with one or more other funds in the OppenheimerFunds complex.

----------------------------------------------- ----------------------------------------------------------------------
Name, Address,9 Age, Position(s) Held with      Principal Occupation(s) During Past 5 Years
Fund and Length of Service10
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Carol E. Wolf,                                  Senior Vice President of the Advisor (since June 2000); an officer
Vice President and Portfolio Manager (since
1990)                                           and portfolio manager of other funds in the Oppenheimer complex.
Age: 50                                         Formerly Vice President of the Advisor (June 1990 - June 2000).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Barry D. Weiss,                                 Vice President of the Advisor (since July 2001); an officer and
Vice President and Portfolio Manager            portfolio manager of other Oppenheimer funds; formerly Assistant
(effective 4/23/02)                             Vice President and Senior Credit Analyst of the Manager (February
Age: 37                                         2000-June 2001). Prior to joining the Manager in February 2000, he was Associate Director, Structured Finance, Fitch IBCA Inc. (April
                                                1998 - February 2000); News Director, Fitch Investors Service
                                                (September 1996 - April 1998); and Senior Budget Analyst, City of
                                                New York, Office of Management & Budget (February 1990 - September
                                                1996).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

9 The address of Messrs. Murphy, Molleur and Zack and Ms. Feld is 498 Seventh Avenue, New York, NY 10018. The
address for Messrs. Farrar, Weiss and Wixted and Mses. Ives and Wolf is 6803 S. Tucson Way, Englewood, CO 80112-3924.
10 Each Officer serves for an annual term or until his or her resignation, death or removal.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
John V. Murphy,                                 Chairman, Chief Executive Officer and director (since June 2001) and
President (since October 2001)                  President (since September 2000) of the Advisor; President and a
Age: 52                                         director of Oppenheimer Acquisition Corp. and of Oppenheimer
                                                Partnership Holdings, Inc. (since July 2001); Director of
                                                OppenheimerFunds Distributor, Inc. (since November 2001); Chairman and a director of Shareholder Services, Inc. and of Shareholder
                                                Financial Services, Inc. (since July 2001); President and a director of OppenheimerFunds Legacy Program, a charitable trust program established by the Advisor (since July 2001); a director of the following investment advisory subsidiaries of the Advisor: OAM
                                                Institutional, Inc. and Centennial Asset Management Corporation
                                                (since November 2001), HarbourView Asset Management Corporation and
                                                OFI Private Investments, Inc. (since July 2001); President (since
                                                November 1, 2001) and a director (since July 2001) of Oppenheimer
                                                Real Asset Management, Inc.; a director of Trinity Investment
                                                Management Corp. and Tremont Advisers, Inc., investment advisory affiliates of the Advisor (since November 2001); Executive Vice
                                                President of Massachusetts Mutual Life Insurance Company, the
                                                Advisor's parent company (since February 1997); a director of DBL
                                                Acquisition Corporation (since June 1995). Formerly Chief Operating
                                                Officer of the Advisor (from September 2000 to June 2001); President and trustee of MML Series Investment Fund and MassMutual
                                                Institutional Funds, open-end investment companies (from November
                                                1999 to November 2001); a director of C.M. Life Insurance Company
                                                (from September 1999 to August 2000); President, Chief Executive
                                                Officer and director of MML Bay State Life Insurance Company (from
                                                September 1999 to August 2000); a director of Emerald Isle Bancorp and Hibernia Savings Bank, a wholly-owned subsidiary of Emerald Isle
                                                Bancorp (from June 1989 to June 1998). A director or trustee of 63 other portfolios in the OppenheimerFunds complex.
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Brian W. Wixted, Treasurer, Principal           Senior Vice President and Treasurer of the Advisor (since March
Financial and Accounting Officer (since April   1999); Treasurer (since March 1999) of HarbourView Asset Management
1999)                                           Corporation, Shareholder Services, Inc., Oppenheimer Real Asset
Age: 42                                         Management Corporation, Shareholder Financial Services, Inc.,
                                                Oppenheimer Partnership Holdings, Inc., OFI Private Investments,
                                                Inc. (since March 2000), OppenheimerFunds International Ltd. and
                                                Oppenheimer Millennium Funds plc (since May 2000), and OAM
                                                Institutional, Inc. (since November 2000); Treasurer and Chief
                                                Financial Officer of Oppenheimer Trust Company, a trust company subsidiary of the Advisor (since May 2000); Assistant Treasurer of
                                                Oppenheimer Acquisition Corp. (since March 1999) and
                                                OppenheimerFunds Legacy Program (since April 2000); an officer of other Oppenheimer funds. Formerly Principal and Chief Operating
                                                Officer, Bankers Trust Company - Mutual Fund Services Division
                                                (March 1995 - March 1999).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Robert G. Zack,                                 Senior Vice President (since May 1985) and General Counsel (since
Vice President and Secretary                    February 2002) of the Advisor; Assistant Secretary of Shareholder
(since November 1, 2001)                        Services, Inc. (since May 1985), Shareholder Financial Services,
Age: 53                                         Inc. (since November 1989); OppenheimerFunds International Ltd. and
                                                Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds. Formerly Acting General Counsel (November
                                                2001 - February 2002) and Associate General Counsel (1984 - October
                                                2001)
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Scott T. Farrar,                                Vice  President  of the  Manager/Mutual  Fund  Accounting  (since May
Assistant Treasurer                             1996);  Assistant  Treasurer of Oppenheimer  Millennium Funds plc and
(since May 1996)                                OppenheimerFunds   International,   Ltd.  (since  October  1997);  an
Age: 36                                         officer of other Oppenheimer Funds.
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Denis R. Molleur, Assistant Secretary           Vice President and Senior Counsel of the Advisor (since July 1999);
(since November 1, 2001)                        an officer of other Oppenheimer funds. Formerly a Vice President and
Age: 44                                         Associate Counsel of the Advisor (September 1995 - July 1999).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Katherine P. Feld, Assistant Secretary          Vice President and Senior Counsel of the Advisor (since July 1999);
(since November 1, 2001)                        an officer of other Oppenheimer funds. Formerly a Vice President and
Age: 43                                         Associate Counsel of the Advisor (June 1990 - July 1999).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Kathleen T. Ives, Assistant Secretary           Vice President and Assistant Counsel of the Advisor (since June
(since November 1, 2001)                        1998); an officer of other Oppenheimer funds. Formerly an Assistant
Age: 36                                         Vice President and Assistant Counsel of the Advisor (August 1997 -
                                                June 1998); and Assistant Counsel of the Advisor (August 1994-August
                                                1997).
----------------------------------------------- ----------------------------------------------------------------------

         All officers serve at the pleasure of the Board.

         As of March 13, 2002, the Managing General Partners and officers as a group beneficially owned less than
1% of the outstanding shares of the Fund.

                                THE MANAGING GENERAL PARTNERS UNANIMOUSLY RECOMMEND
                        A VOTE FOR THE ELECTION OF EACH NOMINEE AS MANAGING GENERAL PARTNER

                                            INFORMATION ABOUT THE FUND

Fund Information. As of March 13, 2002, the Fund had 39,829,181.010 shares outstanding. Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).

Beneficial Owners. Occasionally, the number of shares of the Fund held in "street name" accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of March 13, 2002, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

         A.G. Edwards & Sons, Inc. for the benefit of Efficient Supply International LTD A Corporation,
         11 FL No 88, Song Kao Rd, Taipei, Taiwan, which owned 9,664,733.790 shares (24.26% of the then-outstanding shares).

         A.G. Edwards & Sons, Inc. for the benefit of Team Haas USA LTD, 15 Rue du Jeu-De-Larc Case,
         P.O. Box 6259 Ch-1211, Geneve, Switzerland, which owned 4,539,718.050 shares (11.39% of the then-outstanding shares).

         A.G. Edwards & Sons, Inc. for the benefit of Treasury T T CO LT, 11 FL No 88, Song Sao Rd.,
         Taipai, Taiwan which owned 2,667,722.220 Class A shares (6.69% of the then-outstanding shares).

         A.G. Edwards & Sons, Inc. for the benefit of Chunfu Chang & Piyui Chang, 6-2 #79 Section 1,
         Hangchow S Rd., Taipai, Taiwan which owned 2,054,729.200 Class A shares (5.15% of the then-outstanding shares).

         A.G. Edwards & Sons, Inc., One North Jefferson, St. Louis, Missouri, 63103, which owned
         20,000,429.960 Class A shares (50.21% of the then-outstanding shares) for the benefit of its other customers that didn't beneficially own 5% of more of the Fund's then-outstanding shares on an individual basis.

The Advisor, the Distributor, Sub-Distributor and the Transfer Agent. Subject to the authority of the Managing
General Partners, the Advisor is responsible for the day-to-day management of the Fund's business pursuant to its investment advisory agreement with the Fund.  Centennial Asset Management Corporation (the "Distributor"), a
subsidiary of the Advisor, is the principal underwriter and distributor of the Fund's shares. The Distributor has retained OppenheimerFunds Distributor, Inc., a wholly-owned subsidiary of the Advisor, to act as Sub-Distributor of the Fund's shares. Shareholder Services, Inc., a subsidiary of the Advisor, located at 6803 South Tucson Way,
Englewood, CO 80112, serves as the transfer and shareholder servicing agent (the "Transfer Agent") for the Fund, for which it was paid $7,848 by the Fund during the fiscal year ended December 31, 2001.

The Advisor and its subsidiaries and affiliates manage more than $130 billion in assets as of March 31, 2002, including other Oppenheimer funds with more than 6.3 million shareholder accounts. The Advisor is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life
Insurance Company ("MassMutual"). The Advisor, the Distributor, Sub-Distributor and OAC are located at 498
Seventh Avenue, New York, New York 10018. MassMutual is located at 1295 State Street, Springfield, Massachusetts
01111. OAC acquired the Advisor on October 22, 1990. As indicated below, the common stock of OAC is owned by (i)
certain officers and/or directors of the Advisor, (ii) MassMutual and (iii) AGE Capital Holdings.  No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has been engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At December 31, 2001, MassMutual held (i) all of the
21,600,000 shares of Class A voting stock, (ii) 12,642,025 shares of Class B voting stock, and (iii) 21,178,801 shares of Class C non-voting stock. This collectively represented 95.35% of the outstanding common stock and
96.46% of the voting power of OAC as of that date. Certain officers and/or directors of the Advisor held (i)
884,810 shares of the Class B voting stock, representing 1.52% of the outstanding common stock and 2.49% of the voting power, (ii) 537,090 shares of Class C non-voting stock, and (iii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 8,395,700 shares of Class C non-voting stock.  That group includes persons who serve as officers of the Fund, including John V. Murphy.

Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or
MassMutual at a formula price (based on, among other things, the revenue, income, working capital, and excess cash of the Advisor).  MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price.  From the period January 1, 1997 to
December 31, 2001, the only transactions by a person who served or will serve, if elected, as a Managing General
Partner of the Fund were by Mr. Swain and Mr. Bowen.  During that period, Mr. Swain sold 93,000 Class B shares to
MassMutual for a cash payment of $4,278,930 and surrendered for cancellation 203,423 options to MassMutual for aggregate cash payments of $8,759,036.  Mr. Swain liquidated his interest in OAC in 2001.  During the period, Mr.
Bowen sold 11,420 Class B shares to MassMutual for a cash payment of $357,789 and surrendered for cancellation
237,640 options to MassMutual for aggregate cash payments of $1,978,140.  Mr. Bowen liquidated his interest in
OAC in 1999.

The names and principal occupations of the executive officers and directors of the Advisor are as follows: John
Murphy, Chairman, President, Chief Executive Officer and a director; Jeremy Griffiths, Executive Vice President,
Chief Financial Officer and a director; O. Leonard Darling, Vice Chairman, Executive Vice President, Chief
Investment Officer and a director; George Batejan, Executive Vice President and Chief Information Officer; Robert
G. Zack, Senior Vice President and General Counsel; Craig Dinsell, James Ruff and Andrew Ruotolo, Executive Vice
Presidents; Brian W. Wixted, Senior Vice President and Treasurer; and Charles Albers, Victor Babin, Bruce
Bartlett, Robert A. Densen, Ronald H. Fielding, P. Lyman Foster, Robert B. Grill, Robert Guy, Steve Ilnitzki,
Lynn Oberist Keeshan, Thomas W. Keffer, Avram Kornberg, Chris Leavy, Angelo Manioudakis, Andrew J. Mika, David
Negri, David Robertson, Richard Rubinstein, Arthur Steinmetz, John Stoma, Jerry A. Webman, William L. Wilby,
Donna Winn, Kenneth Winston, Carol Wolf, Kurt Wolfgruber and Arthur J. Zimmer, Senior Vice Presidents. These
officers are located at one of the three offices of the Advisor: 498 Seventh Avenue, New York, NY 10018; 6803
South Tucson Way, Englewood, CO 80112;and 350 Linden Oaks, Rochester, NY 14625-2807.

Custodian. Citibank, N.A., 399 Park Avenue, New York, NY 10043, acts as custodian of the Fund's securities and other assets.

Reports to Shareholders and Financial Statements. The Annual Report to Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended December 31, 2001 has previously been sent to shareholders. Upon request, shareholders may obtain without charge a copy of the Annual Report by writing the
Fund at the address above, or calling the Fund toll-free within the United States at 1.800.525.9310, or at
1.303.768.3200 from outside the United States.  The Fund's transfer agent will provide a copy of the reports promptly upon request.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records.  The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the
Transfer Agent toll-free within the United States at 1.800.525.9310, or at 1.303.768.3200 from outside the United
States.  You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

                                 FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. The cost of preparing, printing and mailing the proxy ballot, notice of meeting, and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation by letter, telephone or otherwise, will be paid by the Fund.  In addition to solicitations by mail, officers of the Fund or officers and employees of the Transfer Agent, without extra compensation, may conduct additional solicitations personally or by telephone.

Proxies also may be solicited by a proxy solicitation firm hired at the Fund's expense to assist in the solicitation of proxies.  As the Meeting date approaches, certain shareholders of the Fund may receive telephone calls from a representative of the solicitation firm if their vote has not yet been received.  Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of the Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, the last four digits of the shareholder's social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot in the mail.  If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the Proposal listed on the proxy ballot, and ask for the shareholder's instructions on such proposals.  The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.  The solicitation firm representative may read any recommendation set forth in the Proxy Statement.  The solicitation firm representative will record the shareholder's instructions.  Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.

It is anticipated the cost of engaging a proxy solicitation firm would not exceed $5,000 plus the additional
                                                                                         ----
costs, that may be substantial, incurred in connection with contacting those shareholders that have not voted.
Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies.  For those services, they will be reimbursed by the Fund for their expenses.

If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement in the envelope provided or attend in person.  Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may contact us toll-free within the United States at 1.800.525.9310, or at 1.303.768.3200 from outside the United States.  Any proxy given by a shareholder is revocable as described below under the paragraph entitled "Revoking a Proxy."

Please take a few moments to complete your proxy ballot promptly.  You may provide your completed proxy ballot via facsimile or by mailing the proxy ballot in the envelope provided.  You also may cast your vote by attending the Meeting in person if you are a record owner.

Voting By Broker-Dealers. Shares owned of record by a broker-dealer for the benefit of its customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) vote, as record holder of such shares, for the election of Managing General Partners in the same proportion as that broker-dealer votes street account shares for which it has received voting instructions in time to be voted.
Beneficial owners of street account shares cannot vote in person at the meeting.  Only record owners may vote in person at the meeting.
A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Quorum. Forty percent (40%) of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. Shares over which broker-dealers have discretionary voting power, shares that represent broker non-votes and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Required Vote. Persons nominated as Managing General Partners must receive the affirmative vote of a majority of the shares present at the meeting to be elected.

How are votes counted?  The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed. You may direct the proxy holders to vote your shares on the proposal by checking the appropriate box.  Alternatively, you may simply sign, date and return your proxy ballot with no specific instructions as to the proposals.  If you properly execute and return a proxy ballot but fail to indicate how the votes should be cast, the proxy ballot will be voted in favor of the election of each of the nominees named in this Proxy Statement for Managing General Partner.

Revoking a Proxy. You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and forwarding to the Fund a later-dated proxy, or (3) attending the Meeting and casting your votes in person.  Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate if you are a record owner.

Shareholder Proposals. The Fund is not required and does not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders
(for certain matters and under special conditions described in the Fund's Statement of Additional Information).
Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held.
Another requirement relates to the timely receipt by the fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in the Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.  Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the
Fund began to mail this Proxy Statement.  The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other requirements under the proxy rules for such inclusion.

                                                   OTHER MATTERS

         The Managing General Partners do not intend to bring any matters before the Meeting other than the election of Managing General Partners. The Managing General Partners and the Advisor are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

         In the event a quorum is not present or sufficient votes in favor of the Proposal set forth in the
Notice of Meeting of Shareholders are not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Fund's shareholders.

                                                     By Order of the Managing General Partners,

                                                     Robert G. Zack,
                                                     Secretary
                                                     April 10, 2002

--------
1 The Fund periodically executes portfolio transactions with A.G. Edwards & Sons, Inc.
2 The address of each current Managing General Partner and each nominee is 6803 S. Tucson Way, Englewood, CO
80112-3924.
3 If elected, each Managing General Partner will serve for an indefinite term, until his resignation, death or removal.
4 The address of Mr. Grabish is 6803 S. Tucson Way, Englewood, CO 80112-3924.
5 If elected, Mr. Grabish will serve for an indefinite term, until his resignation, death or removal.